PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 17, 2013
To
Prospectuses dated April 29, 2013
This Supplement supersedes the previous Rate Sheet Prospectus Supplement dated June 1, 2013.
This Supplement should be read and retained with the prospectus for your Annuity, the Prudential Defined Income (PDI) Variable Annuity.  This Supplement is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to provide the Income Growth Rate and Income Percentages we are offering, as set forth herein. This Supplement, which is in the form of a Rate Sheet Prospectus Supplement, replaces and supersedes the Rate Sheet Prospectus Supplement(s) that we have issued previously, and must be used in conjunction with an effective PDI Prospectus.

The rates below apply for applications signed between June 17, 2013 and July 31, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after August 1, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

Income Growth Rate:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.00%	2.50%	66	5.55%	5.05%
46	3.15%	2.65%	67	5.60%	5.10%
47	3.25%	2.75%	68	5.65%	5.15%
48	3.40%	2.90%	69	5.70%	5.20%
49	3.55%	3.05%	70	5.75%	5.25%
50	3.65%	3.15%	71	5.80%	5.30%
51	3.80%	3.30%	72	5.85%	5.35%
52	3.95%	3.45%	73	5.90%	5.40%
53	4.05%	3.55%	74	5.95%	5.45%
54	4.20%	3.70%	75	6.00%	5.50%
55	4.35%	3.85%	76	6.10%	5.60%
56	4.45%	3.95%	77	6.20%	5.70%
57	4.60%	4.10%	78	6.30%	5.80%
58	4.75%	4.25%	79	6.40%	5.90%
59	4.85%	4.35%	80	6.50%	6.00%
60	5.00%	4.50%	81	6.60%	6.10%
61	5.10%	4.60%	82	6.70%	6.20%
62	5.20%	4.70%	83	6.80%	6.30%
63	5.30%	4.80%	84	6.90%	6.40%
64	5.40%	4.90%	85+	7.00%	6.50%
65	5.50%	5.00%

Please note:  In order for you to receive the Income Growth Rate and Income Percentages reflected above, your application must be signed within the time period disclosed above. Pruco Life must also receive your application in Good Order within 15 calendar days of the date you sign it, and the annuity must be funded within 45 calendar days of the date you sign your application. If these conditions are not met, your application will be considered Not in Good Order. If you decide to proceed with the purchase of the annuity, further paperwork will be required to issue the contract with the applicable rates in the then current Prospectus or Rate Sheet Prospectus Supplement in effect at that time.

RTPDI0713